EXHIBIT 99.2
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 gives effect to the purchase of certain assets and assumption of certain liabilities of the Assembly Component Systems business unit (“ACS”) of Assembly Component Systems, Inc. by Supply Technologies LLC, a wholly owned subsidiary of Park-Ohio Industries, Inc., a wholly owned subsidiary of Park-Ohio Holdings Corp.(the “Company”) effective August 31, 2010, as if it had occurred on June 30, 2010. The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 give effect to the purchase of ACS as if it occurred on January 1, 2009. The Company’s condensed consolidated statement of operations information for the year ended December 31, 2009 was derived from the consolidated statement of operations included in its 2009 Annual Report on Form 10-K. The Company’s condensed statement of operations information for the six months ended June 30, 2010 was derived from its Quarterly Report on Form 10-Q for the six months ended June 30, 2010. ACS’s statement of operations information for the year ended December 31, 2009 was derived from the audited statement of net revenues and direct costs and expenses included in Exhibit 99.1 to this Current Report on Form 8-K/A. ACS’s statement of operations information for the six months ended June 30, 2010 were derived from the unaudited statement of net revenues and direct costs and expenses included in Exhibit 99.1 of this Form 8-K/A.
The unaudited, pro forma condensed consolidated statement of operations and condensed consolidated balance sheet contained herein include adjustments having a continuing impact on the consolidated company as a result of using the acquisition method of accounting for the transaction under ASC 805, “Business Combinations.” Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the purchase, based on their estimated fair values as of the effective date of the purchase. The preliminary allocation of the purchase price was based upon management’s preliminary valuation of tangible and intangible assets acquired and liabilities assumed and such estimates and assumptions are subject to further adjustments as additional information becomes available and as additional analyses are performed.
The unaudited pro forma condensed consolidated financial information has been prepared by the Company’s management for illustrative purposes only and is not necessarily indicative of the condensed consolidated financial position or the results of operations in future periods or the results that actually would have been realized had the Company and ACS been consolidated during the specified periods. The pro forma adjustments are based upon assumptions that the Company believes are reasonable. The pro forma adjustments are based upon the information available at the time of the preparation of the unuadited pro forma condensed consolidated financial statements. These statements, including any notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the six months ended June 30, 2010 filed with the Securities and Exchange Commission.

PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)

	June 30, 2010
	As		Pro Forma
	Reported (1)	ACS	Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$27,866	$0	$0	(2)	$27,866
Accounts receivable, net	119,878	9,174			129,052
Inventories	169,115	16,972	(525	)(5)	185,562
Deferred tax assets	8,104	0			8,104
Unbilled contract revenue	15,263	0			15,263
Other current assets	10,171	51			10,222

Total Current Assets	350,397	26,197	(525)		376,069

Property, Plant and Equipment	246,763	183			246,946
Less accumulated depreciation	176,534	81			176,615

	70,229	102			70,331

Other Assets
Goodwill	3,738				3,738
Other	79,657		990	(6)	80,647

	83,395	0	990		84,385

	$504,021	$26,299	$465		$530,785

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Trade accounts payable	$83,692	$4,702			$88,394
Accrued expenses	46,895	282			47,177
Current portion of long-term debt	11,882	0	1,000	(3)	12,882
Current portion of other postretirement benefits	2,197	0			2,197

Total Current Liabilities	144,666	4,984	1,000		150,650

Long-Term Liabilities, less current portion
8.375% Senior Subordinated Notes due 2014	183,835				183,835
Revolving credit maturing on April 30, 2014	117,300		16,000	(2)	133,300
Other long-term debt	4,562	0	1,160	(4)	5,722
Deferred tax liability	7,200		1,375	(8)	8,575
Other postretirement benefits and other long-term liabilities	23,562	0			23,562

	336,459	0	18,535		354,994

Shareholders’ Equity
Capital stock, par value $1 a share:
Serial Preferred Stock	0				0
Common Stock	13,284				13,284
Additional paid-in capital	67,153	21,315	(21,315	)(7)	67,153
Retained deficit	(28,749)		2,245	(9)	(26,504)
Treasury stock, at cost	(18,209)				(18,209)
Accumulated other comprehensive (loss)	(10,583)	0			(10,583)

Shareholders’ Equity	22,896	21,315	(19,070)		25,141

	$504,021	$26,299	$465		$530,785

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(In Thousands, Except per Share Data)

	Six Months Ended June 30,2010
			Pro Forma
	As Reported (10)	ACS	Adjustments		Pro Forma
Net sales	$390,004	$25,858			$415,862
Cost of products sold	327,368	19,002			346,370

Gross profit	62,636	6,856			69,492
Selling, general and administrative expenses	43,305	6,062	33	(14)	49,400

Operating income	19,331	794	(33)		20,092

			53	(12)
Interest expense	11,603	0	115	(13)	11,771

Income before income taxes	7,728	794	(201)		8,321
Income taxes	2,247	0	0		2,247

Net income	$5,481	$794	$(201)		$6,074

Amounts per common share:
Basic	$0.49				$0.54
Diluted	$0.47				$0.52

Common shares used in the computation
Basic	11,229				11,229
Diluted	11,747				11,747
     See accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements.

PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(In Thousands, Except per Share Data)

	Year Ended December 31,2009
	As		Pro Forma
	Reported (11)	ACS	Adjustments		Pro Forma
Net sales	$701,047	$46,427			$747,474
Cost of products sold	597,200	37,461			634,661

Gross profit	103,847	8,966			112,813
Selling, general and administrative expenses	87,786	12,919	66	(14)	100,771
Restructuring and impairment charges	5,206	224			5,430

Operating income (loss)	10,855	(4,177)	(66)		6,612
Gain on purchase of 8.375% senior subordinated notes	(6,297)	0			(6,297)
Other income/expense, net	0	0			0
			144	(12)
Interest expense	23,189	0	229	(13)	23,562

Income before income taxes	(6,037)	(4,177)	(439)		(10,653)
Income taxes	(828)	0	0		(828)

Net loss	$(5,209)	$(4,177)	$(439)		$(9,825)

Amounts per common share:
Basic	$(0.47)				$(0.90)
Diluted	$(0.47)				$(0.90)

Common shares used in the computation
Basic	10,968				10,968
Diluted	10,968				10,968
     See accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements.

Park-Ohio Holdings Corp. and Subsidiaries
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
(In Thousands)
     1 .Transaction
               Effective August 31, 2010, the Company completed the acquisition of certain assets and assumed specific liabilities relating to ACS for $16,000 in cash and a $2,160 subordinated promissory note payable in equal quarterly installments over three years. ACS is a provider of supply chain management solutions for a broad range of production components through its service centers throughout North America.
               The allocation of the purchase price to the fair values of the assets acquired and liabilities assumed as if the transaction had occurred on June 30, 2010 is presented below (in thousands). The purchase price allocations and pro forma adjustments are based on management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed which are based on estimates and assumptions that are subject to change, the preliminary estimated purchase price is allocated as follows:

Accounts receivable	$9,174
Inventories	16,447
Prepaid expenses and other current assets	51
Property, plant and equipment	102
Customer relationships	990
Accounts payable	(4,702)
Accrued expenses	(282)
Deferred tax liability	(1,375)
Gain on acquisition	(2,245)

Total estimated purchase price	$18,160

     2. Pro Forma Adjustments
               The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:
     1) Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company’s Form l0-Q for the quarter ended June 30, 2010.
     2) Represents the amount borrowed on the Company’s revolving credit facility for the cash payment to the seller on September 1, 2010.
     3) Represents the current portion of the note payable to the seller.
     4) Represents the long-term portion of the note payable to the seller.
     5) Represents the fair value adjustment to inventory.
     6) Represents the fair value of the customer relationships.
     7) Represents the adjustment for the equity of ACS.
     8) Represents the deferred tax liability relating to the acquisition.
     9) Represents the amount the fair value of the net assets acquired exceeded the purchase price resulting in a gain on the acquisition.

     10) Represents the results of operations on the unaudited Condensed Consolidated Statements of Operations included in the Company’s Form 10-Q for the Six months ended June 30, 2010.
     11) Represents results of operations on the Consolidated Statements of Operations included in the Company’s Form 10-K for the year ended December 31, 2009.
     12) Represents interest expense on the note payable to the seller.
     13) Represents interest expense on the revolving credit facility.
     14) Represents amortization expense on the customer relationships.